                                                                   EXHIBIT 10.13

[Logo of Ingram Micro]

                           INTERNET RESALE AGREEMENT
                           -------------------------

This Agreement ("Agreement") is by and between PeoplePC Inc. ("PeoplePC"), with its principal place of business at 100 Pine Street, FL 11, San Francisco, California 94111, and Ingram Micro Inc. ("Ingram") excluding its subsidiaries, with its principal place of business at 1600 East St. Andrew Place, Santa Ana, California 92705. This Agreement will include orders from PeoplePC's website for shipment within the United States, excluding its Territories.

1.   PURPOSE

     The purpose of this Agreement is to provide the terms and conditions for the purchase and resale by PeoplePC and the sale by Ingram to PeoplePC of products described in Ingram's current comprehensive product listing, including any special Stock Keeping Units (SKUs) that have been established for PeoplePC ("Product"), excluding electronic software distribution (ESD), via PeoplePC's web page on the Internet, direct response television and direct mail.

2.   TERMS OF SALE

     A. All Product sales will be subject to Ingram's standard Sales Terms and Conditions (see Exhibit F), as may be amended from time to time without notice at Ingram's sole discretion, published in its Comprehensive Catalog ("Catalog") at the time of purchase and are hereby incorporated by reference. Ingram's current terms and conditions can be found on its website www.ingrammicro.com. Should Ingram's Catalog provisions conflict with this Agreement, the provisions of this Agreement will prevail.

     B. If authorization for resale is required by the publisher or manufacturer ("Vendor") of any Product, then Ingram will not be obligated to sell such Product to PeoplePC unless Ingram has received such required authorization. Ingram will make a reasonable effort to assist PeoplePC in obtaining Vendor authorizations as required. If any Vendor prohibits Ingram from selling a specific Product to PeoplePC, then Ingram reserves the right not to sell said Product to PeoplePC.

3.   VOLUME AND SERVICE LEVEL COMMITMENTS

     Both parties agree to perform in accordance with their respective obligations as specified in Exhibit A hereto. PeoplePC shall purchase from Ingram the entire quantity of Systems identified in its Forecast (Exhibit E hereto) and all additional Systems included in subsequent Forecast updates but only to the extent that Ingram has actually ordered such originally Forecast quantities and Ingram, after using commercially reasonable efforts, is not able to cancel or defer such orders.

4.   ORDERING

     A. PeoplePC will compile, update and provide Ingram with Product order information. The Product order information will include the: (i) Product type(s), (ii) unit quantity, (iii) Ingram SKU number, (iv) PeoplePC current price, (v) PeoplePC purchase order number and (vi) correct shipping address.

     B. Ingram will receive orders electronically via Ingram's InsideLine electronic ordering system only from those who have been identified as authorized PeoplePC personnel and can

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                                              Ingram Micro Inc. Resale Agreement
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     provide the Ingram customer number and a PeoplePC purchase order number.
     Ingram will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner and assumes no liability for orders placed by unauthorized persons. PeoplePC will disclose its Ingram customer number only to its personnel with a need to know.

     C. In the event PeoplePC transmits an order with pricing higher than Ingram's price to PeoplePC, Ingram will invoice PeoplePC at Ingram's lower price. In the event PeoplePC transmits an order with pricing lower than Ingram's price to PeoplePC, Ingram will notify PeoplePC to make the appropriate change and Ingram will invoice PeoplePC at Ingram's price.

     D. Backordered items will be shipped automatically if the backorder is released within thirty (30) days of the original order date. Ingram will cancel all backorders greater than thirty (30) days unless otherwise notified by PeoplePC.

5.   DATA SYNCHRONIZATION

     Ingram will make Product information available electronically to PeoplePC via InsideLine. PeoplePC is responsible for accessing, downloading and updating Product information and performing regularly scheduled refreshes to ensure the accuracy of PeoplePC's pricing information.

6.   PRICING

     A.   System Pricing. Exhibit B includes pricing for specific personal
          --------------
     computer systems including a Central Processing Unit (CPU), installed software, monitor, keyboard, and mouse ("System"). Ingram will provide PeoplePC with ninety (90) days prior written notice of any System pricing increases. Ingram and PeoplePC agree to review System pricing quarterly.

     B. For all Product not specifically identified in Exhibit B, pricing will be established as of the date of order.

7.   SHIPPING

     A. All orders will be shipped FOB origin, via one of the UPS or Federal Express options listed below as indicated on PeoplePC's purchase order to Ingram. Each System shipped via UPS will be shipped standard ground freight with adult signature required for receipt. For each System shipped Ingram will charge and PeoplePC agrees to pay Ingram the shipping charges identified below.

          --------------------------------------------------------------
               Carrier             Delivery Service         Charges
          --------------------------------------------------------------
                                                          (Per System)
          --------------------------------------------------------------
                 UPS                Standard ground       $40.00
          --------------------------------------------------------------
               UPS Blue                  2/nd/ Day        $76.00
          --------------------------------------------------------------
           Federal Express               2/nd/ Day        $76.00
          --------------------------------------------------------------
           Federal Express          Standard Overnight    $102.00
          --------------------------------------------------------------
           Federal Express         Priority Overnight     $130.00
          --------------------------------------------------------------
               UPS Red                  Overnight         $145.00
          --------------------------------------------------------------

     Ingram and PeoplePC agree to review the above shipping charges a minimum of ninety (90) days after the effective date of this Agreement. In the event a shipment is lost, stolen, or damaged prior to receipt by the addressee, Ingram will administer the claim with the carrier and will credit PeoplePC's account for the purchase price of the Product and associated shipping charges.

                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

     PeoplePC agrees to pay for any freight carrier charges for C.O.D. or any other special handling fees.

     B.   Packaging: All Products shipped directly to PeoplePC customers shall
          ---------
     be packaged with minimal reference to Ingram. Specifically, the packaging shall not display any Ingram trademark, service mark, logo, or trade name. PeoplePC shall provide all necessary bezels and labels as required to perform any desired customization of the Systems and boxes. If the carrier requires a return address, Ingram may use its warehouse address, without its company name, on such shipment. PeoplePC may utilize Ingram's limited customization of standard packing slips upon written request.

     C. Ingram will make its best efforts to ship Products within five (5) business days of PeoplePC's order. All orders properly transmitted and received after 2 p.m. Eastern Time, Monday through Friday will be considered received on the day following the date the order was transmitted to Ingram. Ingram shall not be liable for any failure or any delay in the delivery of any Products due to a cause or causes not reasonably within the control of Ingram including, without limitation, any delay caused by acts of God, acts of PeoplePC, acts of civil or military authorities, fires, strikes, floods, epidemics, governmental rules or regulations, wars, police actions, or embargoes. Ingram shall not be liable for any losses or damages, direct, indirect, special, consequential, incidental or otherwise (including but not limited to advertising expenditures by PeoplePC), that may arise out of Ingram's failure to meet delivery schedules.

     D. Ingram shall provide PeoplePC with access to the date of shipment and tracking information for each shipment within one (1) day after such shipment of Products. Ingram shall instruct the chosen carrier that they shall only release Product to a physical person and only at the correct shipping address.

     E. All shipments shall be made from one or more distribution centers in the following states: California, Illinois, Pennsylvania, and such other states as the parties may mutually agree upon from time to time.

8.   PAYMENT TERMS

     A. Ingram will invoice PeoplePC or a financial institution designated by PeoplePC and approved by Ingram upon Product shipment and all invoices will be due and payable net five (5) days from invoice date. Notwithstanding the designated recipient of the invoices hereunder, PeoplePC will be completely and solely liable to Ingram for the proper payment of all invoices hereunder. Ingram will invoice PeoplePC via an Ingram approved electronic method. The extension of credit and net terms are subject to Ingram's approval and is contingent upon PeoplePC keeping its account current with Ingram. PeoplePC agrees to provide adequate financial information as required by Ingram's Credit Department. PeoplePC agrees that its payment to Ingram is not dependent upon PeoplePC's receipt of payment from its customers.

     B. All shipment discrepancies resulting in a request for credit from PeoplePC must have documentation (see Exhibit C) and be communicated to Ingram's Credit Department within thirty (30) days of the date of invoice. PeoplePC will immediately request a return material authorization ("RMA") number for mis-shipped, overgoods, and canceled (shipped after written cancellation date) orders. Upon authorization, PeoplePC agrees to return Products to Ingram's designated warehouse, freight prepaid by PeoplePC, FOB destination. In the event the Product return is the result of an Ingram error, Ingram will arrange and pay for the return freight.

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                                              Ingram Micro Inc. Resale Agreement
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9.   RETURNS

     A. PeoplePC must obtain a valid Return Material Authorization ("RMA") number from Ingram for all returns. As used herein, "Resalable Condition" shall mean Product that is without price tags, clean, undamaged, unused, unopened and complete in the manufacturer's original packaging. All Products returned must be in Resalable Condition. If Ingram receives a return without an RMA number it will be considered a refusal ("Refusal"). For Refusals, Ingram will receive the Product, scan it into the database, and verify the condition of the Product by visible inspection. PeoplePC will be charged the following re-stocking fees for all Refusals.

          --------------------------------------------------------
                     PRODUCT               RE-STOCKING FEE
          --------------------------------------------------------
                     Systems                  $37 each
          --------------------------------------------------------
               All other Product           15% of Invoice Amount
          --------------------------------------------------------

     B.   Systems Returns. For all Systems purchases Ingram will accept returns
          ---------------
     of non-defective Systems that are in Resalable Condition subject to a monthly returns rate maximum of five percent (5%) of the total value of all purchases during the previous Ingram fiscal month. PeoplePC will be assessed a re-stocking fee of thirty seven dollars ($37) for each System returned.

     C.   Non-Systems Product Returns. Ingram may grant PeoplePC a RMA for
          ---------------------------
     Products purchased from Ingram, excluding Systems, within one hundred fifty
     (150) days of invoice date for credit against future purchases by PeoplePC; provided that the total purchase price of all such returns shall not exceed fifteen percent (15%) of all purchases during the ninety (90) days preceding the request to return the Products. Notwithstanding anything to the contrary, Ingram reserves the right not to authorize the return of Products which are: (i) no longer in production; (ii) being produced or published by a manufacturer or publisher which is insolvent, has declared bankruptcy, or will not accept returns from Ingram, or (iii) subject to more restrictive stock balancing policies issued by the Product's manufacturer or publisher. Ingram will make its best efforts to inform PeoplePC of any manufacturer or publisher changes to their returns policies via InsideLine. PeoplePC shall pay all costs and bear all risks of loss when returning Non-Systems Products to Ingram. Non-Systems Configured Products may not be returned.

     D. All Refusals received by Ingram that are not in Resalable Condition as determined by Ingram's visual inspection, at Ingram's reasonable sole discretion, will be re-shipped at PeoplePC's expense to either: (i) an address provided by PeoplePC within forty-eight (48) hours of Ingram's receipt of the Refusal; or (ii) PeoplePC's designated liquidator. In the event that PeoplePC has not provided Ingram with a valid ship to address for any Refusal as identified above, then PeoplePC agrees to relinquish all rights and title to Refusals that are not in Resalable Condition and grants permission to Ingram to liquidate Refusals without issuing credit to PeoplePC's account. PeoplePC also agrees to reverse debits for Refusals within ten (10) days of notification of the Refusal.

     E.   Defective/DOA Products: Subject to the manufacturer's or publisher's
          ----------------------
     warranty requirements and restrictions, Ingram may grant PeoplePC a RMA for defective Products purchased from Ingram for replacement or credit against future purchases by PeoplePC. All defective Products except for Configured Products, mass storage and branded memory Products for which Ingram has granted an RMA must be returned to Ingram within ninety (90) days of invoice date. Defective Configured Products, mass storage and branded memory Products must be returned to Ingram within thirty (30) days of invoice date. Ingram may return to PeoplePC, at PeoplePC's expense, any Products found not to be defective. Ingram reserves the right to require PeoplePC to return defective Products directly to the Products' manufacturer or publisher for
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     replacement according to the manufacturer's or publisher's defective
     Products return policy. Ingram will pay ground-freight expenses for defective or DOA Products that are returned to Ingram. Ingram shall not be obligated to repair or replace Products rendered defective, in whole or in part, by causes external to the Products, including, but not limited to, catastrophe, power failure or transients, overvoltage on interface, environment extremes, improper use, maintenance and application of the Products or use of unauthorized parts.

     F. In an effort to eliminate future reconciliation issues when a credit is granted, Ingram agrees to credit PeoplePC within thirty (30) days of claim approval and PeoplePC agrees to hold any deduction for thirty (30) days from the ship date of any return.

     G. Damaged box or re-box service fees of thirty-five dollars ($35) per item and additional costs for packaging goods as applicable may also apply.

     H. Ingram reserves the right to change its return policies at any time without notice to PeoplePC. Ingram will provide PeoplePC thirty (30) days prior written notification of any changes to its return policies applicable to the Systems listed in Exhibit B.

10.  MARKETING

     Ingram will make commercially reasonable efforts to obtain co-op or marketing funds from Vendors for PeoplePC.

11.  RECONCILIATION

     A. Ingram and PeoplePC agree to reconcile any open accounts receivable balance on PeoplePC's account every ninety (90) days. In order to allow appropriate credits to be applied, Ingram requires that PeoplePC apply a thirty (30) day delay from the ship date of a return to Ingram in debiting Ingram. Claims must be submitted to Ingram in writing with the required documentation as set forth in Exhibit C. Ingram will issue credit memos within thirty (30) days of claim approval. The applicable documentation as set forth in Exhibit C must accompany PeoplePC's check(s) containing the deduction(s). Upon notification by Ingram, all denied claims require immediate payment by PeoplePC.

     B. PeoplePC will complete all audits within sixty (60) days of the close of its fiscal year. PeoplePC agrees to submit internal post audit claims to Ingram within thirty (30) days of completion of the audit. Ingram will have sixty (60) days to respond in writing to these claims prior to PeoplePC taking any deduction.

12.  SALES TAX

     PeoplePC will assume full responsibility for the collection of all sales tax and reporting to the appropriate authorities. PeoplePC agrees to defend, indemnify, and hold harmless Ingram from and against any and all damages and costs incurred that may result from inadequate collection and reporting of sales tax.

13.  RESALE ONLY/EXPORT

     All Products delivered to PeoplePC hereunder are for resale only and will not be used for the internal business purposes of PeoplePC, or any parent company, subsidiary or affiliate of PeoplePC. All Products delivered to PeoplePC hereunder are intended for use in the United

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                                              Ingram Micro Inc. Resale Agreement
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     States only. Shipment of the Products outside the United States is prohibited without the express written permission of Ingram.

14.  CONFIDENTIALITY

     A. This Agreement is and contains confidential information, and as such will not be disclosed to any third party without the express written consent of both parties, except that PeoplePC may disclose this Agreement to potential investors in or acquirers of PeoplePC who have agreed in writing to obligations of confidentiality at least as restrictive as those contained in this Agreement. The parties agree to disclose the terms and conditions of this Agreement only to their respective personnel with a need to know.

     B. For a period of two (2) years from the date of disclosure to the other party, both parties agree that they will not disclose to third parties the Confidential Information, as hereafter defined, of the other without the other party's prior written permission. Confidential Information shall mean all proprietary information and/or trade secrets regardless of the form in which it is transmitted, which (a) if disclosed in tangible form bears a legend indicating that it is confidential or proprietary; or (b) if disclosed orally or visually only, is identified as confidential or proprietary at the time of disclosure and is documented as such in writing and a non-confidential written summary of the disclosure is provided to the other party within thirty (30) days of the date of disclosure. Confidential Information will only be used by the parties in furtherance of this business relationship.

     C. The foregoing obligations not to disclose Confidential Information shall not apply with respect to a party's Confidential Information that:
     (i) was in the possession of or known by the other party without an obligation of confidentiality prior to receipt from the disclosing party,
     (ii) is or becomes general public knowledge through no fault or acts of the other party; (iii) is or becomes lawfully available to the other party from a third party which, to the other party's knowledge, is not subject to an obligation of confidentiality; (iv) is independently developed by the other party without use of any Confidential Information; or (v) the other party is advised by counsel is required to be disclosed by any governmental agency or pursuant to any law, code or regulation, provided the disclosing party notifies the other party in writing as soon as it becomes aware of the disclosure requirement so as to afford the other party every opportunity to take whatever steps it deems necessary to protect the confidentiality of the information. In the event that PeoplePC determines that it must file this Agreement as an exhibit to any registration statement or report it files with the U.S. Securities and Exchange Commission (the "SEC"), PeoplePC will request confidential treatment for the filings, will permit Ingram to review and approve the portions of this Agreement for which confidential treatment is requested at least seventy-two (72) hours prior to the filing, and will permit Ingram to participate in any discussions it or its representatives may have with the SEC with respect to such request.

15.  NOTICES

     All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested, by courier that provides proof of delivery, or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will deemed received upon notification of successful transmission.

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                                              Ingram Micro Inc. Resale Agreement
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16.  INDEMNIFICATION

     Ingram will pass through to PeoplePC any Vendor's contractual obligation to indemnify Ingram to the extent such Vendor has agreed that Ingram may pass it through to its resellers. Ingram will try to seek product liability, breach of warranty, and intellectual property infringement indemnification for PeoplePC from Toshiba, Compaq, Hewlett-Packard, and any other Vendors as mutually agreed upon, for the Systems of their manufacture sold by Ingram to PeoplePC hereunder and Ingram will make commercially reasonable efforts in our negotiations with these vendors to obtain such indemnification.

17.  CHOICE OF LAW

     This Agreement shall be deemed to have been executed and delivered in Santa Ana, California, and shall be construed, interpreted and enforced under and in accordance with the internal laws of the State of California, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction.

18.  BINDING EFFECT/ASSIGNMENT

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective representatives, successors and permitted assigns. Neither party may assign its rights and/or duties under this Agreement without the prior written consent of the other party given at the other party's sole option; except that Ingram may assign this Agreement to a subsidiary or affiliate upon notice to PeoplePC and either party may assign this Agreement upon notice to the other party upon the sale of all or substantially all of its assets due to a merger or acquisition. Any such prohibited assignment shall be void.

19.  HEADINGS

     This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

20.  INDEPENDENT PARTIES

     Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture of or between PeoplePC and Ingram, or to create any other relationship between the parties other than that of independent contractors.

21.  TERM AND TERMINATION

     This Agreement will commence on the date of the last signature set forth below and will continue for a period of one (1) year. Either party may terminate this Agreement without cause, by giving ninety (90) days advance written notice to the other party. Ingram may terminate this Agreement immediately for cause upon written notice which notice will include a ten
     (10) day opportunity to cure. This Agreement may be renewed for one-year terms by mutual written consent of the parties.

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                                              Ingram Micro Inc. Resale Agreement
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22.  ENTIRE AGREEMENT

     This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties pertaining to the subject matter hereof, and will cancel, terminate, and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any purchase order issued by PeoplePC. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

This Agreement will be effective as of the date of the last signature by the authorized parties below.

"PeoplePC"                                   "Ingram"

By: /s/   Nick Grouf                         By: /s/ Mark Mahoney
    ------------------------------               ------------------------------
       (Officer of the Company)                     (Officer of the Company)

Name:     NICK GROUF                         Name:     MARK MAHONEY
      ----------------------------                 ----------------------------
         (Please print or type)                       (Please print or type)

Title:           CEO                         Title:       General Manager
       ---------------------------                  ---------------------------

Date:          7/29/99                       Date:             8/1/99
      ----------------------------                 ----------------------------

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                                              Ingram Micro Inc. Resale Agreement
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                                   Exhibit A
             Volume and Service Level Commitments and Fee Schedule

1.   VOLUME AND FORECAST COMMITMENT

     In consideration for Ingram providing Products in accordance with the terms of this Agreement, PeoplePC agrees to make net purchases from Ingram in accordance with PeoplePC's rolling thirteen-week forecast ("Forecast") as specified herein subject to any additional Vendor restrictions and requirements. PeoplePC's initial Forecast is incorporated herein as Exhibit E hereto. PeoplePC shall provide Ingram with weekly written updates to the Forecast, which shall include PeoplePC's estimated requirements for the thirteenth week from the Forecast date. Any downward revisions in PeoplePC's Forecast for weeks included in the previous Forecasts will not relieve PeoplePC of its obligation to purchase the originally Forecast quantities, but only to the extent that Ingram has actually ordered such originally Forecast quantities and Ingram, after using commercially reasonable efforts, is not able to cancel or defer such orders. Ingram will rely on PeoplePC's Forecasts when ordering Product to fulfill PeoplePC's anticipated orders. PeoplePC's Forecasts shall include estimated quantities by region for use by Ingram in performing inventory management. Ingram reserves the right to revise PeoplePC's System pricing upon written notification if PeoplePC's total net purchases fall below fifty percent (50%) of PeoplePC's Forecast.

2.   INVENTORY MANAGEMENT

     Ingram will obtain a sufficient supply of Product to fulfill PeoplePC's Forecast. In the event Ingram does not have a sufficient supply of a particular System in stock to fill PeoplePC's orders, Ingram reserves the right to substitute another System identified in Exhibit B. In the event Ingram becomes aware of any anticipated shortages in material supply that may affect Ingram's ability to supply Product in accordance with PeoplePC's forecast, Ingram will make its best efforts to promptly notify PeoplePC of such anticipated shortages. Ingram will assign special SKUs for the Systems purchased by Ingram to fulfill PeoplePC's Forecast and PeoplePC's orders will have priority over other Ingram customer orders for those Systems.

3.   ORDER SHIPMENT COMMITMENT

     3.1 Ingram will use its best efforts to ship Products within five (5) business days of receipt by Ingram of PeoplePC's order. All orders properly transmitted and received after 2 p.m. Eastern Time, Monday through Friday will be considered received on the day following the date the order was transmitted to Ingram.

     3.2 If PeoplePC's actual orders in any single week exceed one hundred twenty percent (120%) of the Forecast quantity, Ingram reserves the right to revoke the five (5) day shipment obligation for orders in excess of one hundred twenty percent (120%) of the Forecast. PeoplePC shall provide Ingram with a minimum of three (3) weeks written notice prior to placing orders which will cause the total of all orders from PeoplePC to exceed one hundred twenty percent (120%) of the forecasted volume.

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                                   EXHIBIT B

                                PeoplePC Pricing

----------------------------------------------------------------------------------------------------------------------
     Components                       Toshiba                   HP Pavillion                         Compaq
----------------------------------------------------------------------------------------------------------------------
Processor/Speed Chip            Intel 366 Celeron              AMD K6-2 400MHZ                  AMD K6-2 380MHZ
----------------------------------------------------------------------------------------------------------------------
Case Configuration                  Minitower                     Minitower                        Minitower
----------------------------------------------------------------------------------------------------------------------
Memory                                64mb                           64mb                             64mb
----------------------------------------------------------------------------------------------------------------------
Hard Drive                            6.0gb                         6.4gb                            8.0gb
----------------------------------------------------------------------------------------------------------------------
Floppy Drive                           Yes                           Yes                              Yes
----------------------------------------------------------------------------------------------------------------------
CD-ROM                                 40x                           32x                              32x
----------------------------------------------------------------------------------------------------------------------
Sound Card                       On Board Sound                      Yes                              Yes
----------------------------------------------------------------------------------------------------------------------
Video Card                             8mb                           4mb                              8mb
----------------------------------------------------------------------------------------------------------------------
Speakers                               N/A                           Yes                              Yes
----------------------------------------------------------------------------------------------------------------------
Fax Modem                         V.90 data/fax                    data/fax                      V.90 data/fax
----------------------------------------------------------------------------------------------------------------------
Operating System                     Win 98                         Win 98                           Win 98
----------------------------------------------------------------------------------------------------------------------
Software                            MS Works                       MS Works                         MS Works
----------------------------------------------------------------------------------------------------------------------
Mouse                               2 button                       2 button                         2 button
----------------------------------------------------------------------------------------------------------------------
Keyboard                             104 Key                       104 Key                          104 Key
----------------------------------------------------------------------------------------------------------------------
Warranty                          1 year depot                 1 yr parts only                  1 yr parts only
----------------------------------------------------------------------------------------------------------------------
Monitor                                15"                           15"                              15"
----------------------------------------------------------------------------------------------------------------------
Logo 1x1                               Yes                           Yes                              Yes
----------------------------------------------------------------------------------------------------------------------
Custom color bezel                     Yes                           Yes                  Logo - yes / Color Bezel TBD
----------------------------------------------------------------------------------------------------------------------
Load of Image                          Yes                           Yes                              Yes
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Toshiba                           PeoplePC Cost                    Freight
----------------------------------------------------------------------------------------------------------------------
Net 5                               [$610.85]                     UPS Ground                       [$40.00]
----------------------------------------------------------------------------------------------------------------------
                                                                  UPS Blue                         [$76.00]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
HP Pavillion                      PeoplePC Cost                   UPS Red                         [$145.00]
----------------------------------------------------------------------------------------------------------------------
Net 5                              [$613.62]                    Fed Ex 2 day                       [$76.00]
----------------------------------------------------------------------------------------------------------------------
                                                               Fed Ex Standard                    [$102.00]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Compaq                            PeoplePC Cost                Fed Ex Priority                    [$130.00]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Net 5                                  [*]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                      Returns*               Servicenet Warranty
----------------------------------------------------------------------------------------------------------------------
                                     [$37.00]                 [$50.00] per unit
----------------------------------------------------------------------------------------------------------------------
                              *excludes openbox & DOA
----------------------------------------------------------------------------------------------------------------------

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                                              Ingram Micro Inc. Resale Agreement
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                                   EXHIBIT C

                     DOCUMENTATION REQUIREMENTS FOR DEBITS

Short Shipment/Mis-Shipment/Lost Shipment    Returns
-----------------------------------------    -------

Invoice number                               Ingram return authorization (RMA #)
Invoice date                                 Ingram part number(s)
Ingram part number(s)                        Product description
Product description                          Quantity per unit
Quantity short (per sku)                     Price per unit
Extended total                               Extended total

Pricing                                      Freight
-------                                      -------

Invoice number                               Invoice number
Invoice date                                 Invoice date
Ingram part number(s)                        Extended amount
Product description                          Comprehensive explanation for non-
Bill price vs. PO price (per sku)            payment
Extended total

Return Discrepancies
--------------------
Ingram return authorization (RMA #)
Ingram part number(s)
Product description
Quantity per unit
Price per unit
Extended total
Proof of Delivery
Shipper
Tracking Information

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                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                    INGRAM MICRO STANDARD RETURN GUIDELINES
                    ---------------------------------------

Return guidelines:

1.   PeoplePC's account must be current and in good standing.

2. An RMA number must be obtained from Ingram's Customer Service Department prior to shipping. PeoplePC will furnish Ingram with account name, account number, Ingram part number and Product description.

3.   RMA numbers for domestic returns are valid thirty (30) days from issuance.

4. Stock balance Product must be in Resalable Condition (without price tags, clean, unopened, undamaged, unused and complete) and be in the manufacturer's original packaging. Credit will be issued for cost of Product in the amount of PeoplePC's most recent purchase or the current price, whichever is lower, and can be applied toward future purchases.

5.   Product will be shipped freight-prepaid.

6. Shipping labels must be used on the cartons being returned. The RMA number must be written on the shipping label and the label placed on the carton. Addresses or RMA numbers must not be written on the outside of manufacturer's boxes.

7. Multiple RMA numbers cannot be combined in one container. Defective and stock balance returns must be shipped separately. All price labels must be removed before shipping.

8. PeoplePC must provide Ingram with a purchase order number and pay return freight for Product sent to, but not approved for return by, Ingram.

9.   PeoplePC agrees to reverse any debits for unauthorized returns within ten
     (10) days of notification from Ingram.

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                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                                   EXHIBIT E

                               PeoplePC Forecast

----------------------------------------------------------------------------
Week       Date      West     Central    East     Total Systems  Cumulative
                                                                  Systems
----------------------------------------------------------------------------
  1       19-Jul      [0]       [0]       [0]           [0]          [0]
----------------------------------------------------------------------------
  2       26-Jul      [0]       [0]       [0]           [0]          [0]
----------------------------------------------------------------------------
  3       2-Aug       [0]       [0]       [0]           [0]          [0]
----------------------------------------------------------------------------
  4       9-Aug       [0]       [0]       [0]           [0]          [0]
----------------------------------------------------------------------------
  5       16-Aug      205       150       100           455          455
----------------------------------------------------------------------------
  6       23-Aug     1,260      924       616          2,800        3,255
----------------------------------------------------------------------------
  7       30-Aug     4,725     3,465     2,310        10,500       13,755
----------------------------------------------------------------------------
  8        6-Sep     5,670     4,158     2,772        12,600       26,354
----------------------------------------------------------------------------
  9        9-Sep     6,615     4,851     3,234        14,700       41,054
----------------------------------------------------------------------------
 10       20-Sep     7,560     5,544     3,696        16,800       58,854
----------------------------------------------------------------------------
 11       27-Sep     8,400     5,250     7,350        21,000       78,853
----------------------------------------------------------------------------
 12        4-Oct     8,960     5,600     7,840        22,400      101,253
----------------------------------------------------------------------------
 13       13-Oc      9,800     6,175     8,575        24,500      125,752
                    ------    ------    ------       -------
----------------------------------------------------------------------------
Total               53,194    36,066    36,492       125,752
----------------------------------------------------------------------------

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                                    Page 13
                                                                    Confidential

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                                   EXHIBIT F

                Sales Terms and Conditions (as of July 19, 1999)

Ingram Micro Inc. ("Seller") agrees to supply and Purchaser agrees to purchase products described in Seller's current comprehensive product listing, including products which have been configured to Purchaser's specifications ("Configured Products"), subject to these terms and conditions, which shall supersede any terms and conditions on any purchase order form submitted to Seller by Purchaser. All products, including Configured Products, are hereinafter referred to as "Product" or "Products". These terms and conditions shall apply to all Products purchased by Purchaser from Seller for delivery to an address (other than a freight forwarder's address) within the United States, excluding its Territories. Unbranded products purchased from Frameworks(TM) Total Integration Services ("Frameworks(TM)") are not subject to these terms and conditions but shall be subject to the Frameworks(TM) Sales Terms and Conditions.

1.   SHIPMENT AND DELIVERY

Delivery will be made F.O.B. origin, freight paid in accordance with Seller's standard freight policy in effect at the time of shipment. Seller will comply with all reasonable shipping and handling instructions received prior to shipment. In the event Purchaser requests shipment not in accordance with Seller's Standard Freight Policy, Purchaser will bear the cost of all freight and handling. Seller may charge, and Purchaser shall pay, a special handling fee for any shipment less than $300 in value. COD fees may also apply.

Purchaser shall examine all Products promptly upon receipt thereof. No later than thirty (30) days after receipt, Purchaser shall notify Seller of all claimed shortages or damaged Products or if rejection is intended, shall specify all grounds therefor. Failure to give such notice shall be deemed an acceptance of the Products as of the date of shipment.

2.   CREDIT AND PAYMENT TERMS

Purchaser shall furnish to Seller all financial information reasonably requested by Seller from time to time for the purpose of establishing or continuing Purchaser's credit limit, it being understood that Seller shall have the right to decline to extend credit to Purchaser and to require that the applicable purchase price be paid prior to shipment. Seller shall have the right from time to time, without notice, to change or revoke Purchaser's credit limit on the basis of changes in Seller's credit policies or Purchaser's financial condition and/or payment record.

Payment terms for each shipment of Products shall be as stated on Seller's invoice. A service charge of the lesser of one and one-half percent (1 1/2%) per month or the maximum amount allowed by law will be charged on all past due balances to defray Seller's costs of carrying such balance. Credit cards (MasterCard, VISA and Discover Card) will only be accepted at the time of order or purchase. Payment for all other orders must be made in accordance with the terms in effect at the time the order was placed. Seller will not accept money orders or travelers checks as payment unless they are made out in the exact amount of an outstanding invoice. Payment of an invoice through multiple money orders or travelers checks will not be accepted.

In the event Purchaser fails to make timely payment of any amount invoiced hereunder, Seller shall have the right, in addition to any and all other rights and remedies available to Seller, at law or in equity, to immediately revoke any or all credit extended, to delay or cancel future deliveries and/or to reduce or cancel any or all quantity discounts extended to Purchaser. Purchaser shall pay all costs of collection, including reasonable attorneys' fees.

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                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                             EXHIBIT F (continued)

Any obligation of Seller under these terms and conditions to deliver Products on credit terms shall terminate without notice if Purchaser files a voluntary petition under a bankruptcy statute, or makes an assignment for the benefit of creditors, or if an involuntary petition under a bankruptcy statute is filed against Purchaser, or if a receiver or trustee is appointed to take possession of the assets of Purchaser.

3.   TAXES

Purchaser shall bear applicable federal, state, municipal, and other government taxes (such as sales, use, etc.). Unless otherwise specified, list prices do not include such expenses, and they will appear, if applicable, as separate, additional items on the invoice. Exemption certificates, valid in the place of delivery, must be presented to Seller prior to shipment if they are to be honored.

4.   WARRANTY

Product warranties, if any, are provided by the manufacturer or publisher of the Products. Seller makes no warranties whatsoever. Seller's sole obligation (and Purchaser's sole remedy) in the event of breach of any warranty shall be the repair or replacement of defective Products.

IN NO EVENT SHALL SELLER BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES OR DAMAGES OF ANY KIND OR NATURE ALLEGED TO HAVE RESULTED FROM ANY BREACH OF WARRANTY. SELLER DOES NOT WARRANT THE MERCHANTABILITY OF THE PRODUCTS OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN.

5.   STOCK BALANCING

Purchaser must obtain a valid Return Material Authorization ("RMA") number from Seller for all returns. Seller may grant Purchaser a RMA for Products purchased from Seller within one hundred fifty (150) days of invoice date for credit against future purchases by Purchaser; provided that the total purchase price of all such returns shall not exceed fifteen percent (15%) of all purchases during the ninety (90) days preceding the request to return the Products. All Products returned must be in the manufacturer's original packaging and in resalable condition (including, but not limited to, without price tags, clean, undamaged, unused, unopened and complete). Notwithstanding anything to the contrary, Seller reserves the right not to authorize the return of Products which are: (i) no longer in production; (ii) being produced or published by a manufacturer or publisher which is insolvent, has declared bankruptcy, or will not accept returns from Seller; or (iii) subject to more restrictive stock balancing policies issued by the Product's manufacturer or publisher. Purchaser shall pay all costs and bear all risks of loss when returning Products to Seller. Configured Products may not be stock balanced.

6.   DEFECTIVE RETURNS

Purchaser must obtain a valid Return Material Authorization ("RMA") number from Seller for all returns. Subject to the manufacturer's or publisher's warranty requirements and restrictions, Seller may grant Purchaser a RMA for defective Products purchased from Seller for replacement

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                                    Page 15
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

                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                             EXHIBIT F (continued)

or credit against future purchases by Purchaser. All defective Products except for Configured Products, mass storage and branded memory Products must be returned to Seller within ninety (90) days of invoice date. Defective Configured Products, mass storage and branded memory Products must be returned to Seller within thirty (30) days of invoice date. Seller may return to Purchaser, at Purchaser's expense, any Products found not to be defective. Seller reserves the right to require Purchaser to return defective Products directly to the Products' manufacturer or publisher for replacement according to the manufacturer's or publisher's defective Products return policy.

Seller shall not be obligated to repair or replace Products rendered defective, in whole or in part, by causes external to the Products, including, but not limited to, catastrophe, power failure or transients, overvoltage on interface, environment extremes, improper use, maintenance and application of the Products or use of unauthorized parts.

7.   PATENT AND TRADEMARK INDEMNITY

SELLER SHALL HAVE NO DUTY TO DEFEND, INDEMNIFY, AND HOLD HARMLESS PURCHASER FROM AND AGAINST ANY OR ALL DAMAGES AND COST INCURRED BY PURCHASER ARISING FROM THE INFRINGEMENT OF PATENTS OR TRADEMARKS OR THE VIOLATION OF COPYRIGHTS BY PRODUCTS.

NOTWITHSTANDING ANY OTHER TERMS OR CONDITIONS TO THE CONTRARY, SELLER'S LIABILITY UNDER THIS SECTION SHALL NOT EXCEED THE PURCHASE PRICE OF THE INFRINGING PRODUCT.

8.   LIMITATION OF LIABILITY

SELLER SHALL NOT BE LIABLE TO PURCHASER, PURCHASER'S CUSTOMERS, OR ANY OTHER PARTY FOR ANY LOSS, DAMAGE, OR INJURY WHICH RESULTS FROM THE USE OR APPLICATION BY PURCHASER, PURCHASER'S CUSTOMER, OR ANY OTHER PARTY OF, PRODUCTS DELIVERED TO PURCHASER, UNLESS THE LOSS OR DAMAGE RESULTS DIRECTLY FROM THE INTENTIONALLY TORTIOUS OR FRAUDULENT ACTS OR OMISSIONS OF SELLER. IN NO EVENT SHALL SELLER BE LIABLE TO PURCHASER OR ANY OTHER PARTY FOR LOSS, DAMAGE, OR INJURY OF ANY KIND OR NATURE ARISING OUT OF OR IN CONNECTION WITH THESE TERMS AND CONDITIONS, OR ANY AGREEMENT INTO WHICH THEY ARE INCORPORATED, OR ANY PERFORMANCE OR NONPERFORMANCE UNDER THESE TERMS AND CONDITIONS BY SELLER, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS, IN EXCESS OF THE NET PURCHASE PRICE OF THE PRODUCTS ACTUALLY DELIVERED TO AND PAID FOR BY PURCHASER HEREUNDER. IN NO EVENT SHALL SELLER BE LIABLE TO PURCHASER OR ANY OTHER PARTY FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO LOSS OF GOOD WILL, LOSS OF ANTICIPATED PROFITS, OR OTHER ECONOMIC LOSS ARISING OUT OF OR IN CONNECTION WITH SELLER'S BREACH OF, OR FAILURE TO PERFORM IN ACCORDANCE WITH ANY OF THESE TERMS AND CONDITIONS, OR THE FURNISHING, INSTALLATION, SERVICING, USE OR PERFORMANCE OF ANY PRODUCTS SELLER SHALL PROVIDE HEREUNDER, EVEN

________________________________________________________________________________
                                    Page 16
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

                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                             EXHIBIT F (continued)

IF NOTIFICATION HAS BEEN GIVEN AS TO THE POSSIBILITY OF SUCH DAMAGES. PURCHASER HEREBY EXPRESSLY WAIVES ANY AND ALL CLAIMS FOR SUCH DAMAGES. IN NO EVENT SHALL SELLER HAVE ANY LIABILITY FOR ANY PRODUCTS USED FOR AVIATION, MEDICAL, LIFESAVING, LIFE SUSTAINING OR NUCLEAR APPLICATIONS.

9.   RESALE ONLY

All Products delivered to Purchaser hereunder are for resale only.

10.  COMPLIANCE WITH U.S. EXPORT LAWS

The Products are sold to Purchaser for resale only in the United States, excluding its Territories. In the event Purchaser delivers the Products to a customer who may use the Products outside the United States, Purchaser acknowledges, and shall advise its customer that the Products are controlled for export by the U.S. Department of Commerce and that the Products may require authorization prior to export from the United States or re-export. Purchaser agrees that it will not export, re-export, or otherwise distribute Products, or direct products thereof, in violation of any export control laws or regulations of the United States. Purchaser warrants that it will not export or re-export any Products with knowledge that they will be used in the design, development, production, or use of chemical, biological, nuclear, or ballistic weapons, or in a facility engaged in such activities, unless Purchaser has obtained prior approval from the Department of Commerce. Purchaser further warrants that it will not export or re-export, directly or indirectly, any Products to embargoed countries, including, but not limited to, Cuba, Libya, North Korea, Iran, Iraq, Sudan and Syria. Diversion of Products contrary to U.S. law is prohibited.

11.  MANUFACTURER AND PUBLISHER RESTRICTIONS

All Products delivered to Purchaser hereunder may have additional restrictions on their use required by the manufacturer or publisher. Purchaser is solely responsible for ensuring its adherence to any and all such restrictions or requirements.

12.  CALIFORNIA LAW

These terms and conditions (and any agreement into which they are incorporated) shall be interpreted in accordance with and governed by the laws of the State of California and Seller and Purchaser hereby consent to the jurisdiction of the California courts.

13.  NOTICES

All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered or two (2) days after mailing by U.S. certified or registered first-class mail, prepaid, and addressed to the parties at their principal place of business or at such other addresses as the parties may designate by written notice.

________________________________________________________________________________
                                    Page 17
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

                                              Ingram Micro Inc. Resale Agreement
--------------------------------------------------------------------------------

                             EXHIBIT F (continued)

14.  ASSIGNMENT

Purchaser shall not assign any order or any interest therein without the prior written consent of Seller. Any such actual or attempted assignment without Seller's written consent shall entitle Seller to cancel such order upon written notice to Purchaser.

15.  SEVERABILITY

A judicial determination that any provision hereunder is invalid in whole or in part shall not affect the enforceability of those provisions not found to be invalid.

16.  CAPTIONS

The captions used herein are for reference purposes only and shall have no effect upon the construction or interpretation of any provisions herein.

17.  GENERAL

These terms and conditions may be amended from time to time, without notice and at Seller's sole discretion. Please consult the Ingram website at www.ingrammicro.com for the most current version of these teams and conditions.

*Sales terms and conditions are subject to change.

________________________________________________________________________________
                                    Page 18
                                                                    Confidential